SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
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[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         STRATFORD AMERICAN CORPORATION
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                         STRATFORD AMERICAN CORPORATION

            2400 EAST ARIZONA BILTMORE CIRCLE, BUILDING 2, SUITE 1270
                             PHOENIX, ARIZONA 85016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JULY 2, 1999

To the Stockholders of Stratford American Corporation:

     The 1999 Annual Meeting of Stockholders of Stratford American Corporation, an Arizona corporation (the "Company"), will be held at Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016, on Friday, July 2, 1999 at 11:00 a.m., Mountain Standard Time, for the following purposes:

     1.   To elect six directors to the Board of Directors;

     2. To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick, LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999; and

     3. To transact such other business as may properly come before the meeting.

     Only Stockholders of record at the close of business on May 14, 1999 are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock as of such date are entitled to vote on all of the above proposals. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of Stockholders entitled to vote at the Annual Meeting will be open for inspection at the Annual Meeting and will be open for inspection at the offices of Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016, during ordinary business hours for ten days prior to the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                             By Order of the Board of Directors,


                                             /s/ Timothy A. Laos
                                             -----------------------------------
Phoenix, Arizona                             Timothy A. Laos, Secretary
May 31, 1999

                                 PROXY STATEMENT
                                       OF
                         STRATFORD AMERICAN CORPORATION

            2400 EAST ARIZONA BILTMORE CIRCLE, BUILDING 2, SUITE 1270
                             PHOENIX, ARIZONA 85016

                                   ----------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Stratford American Corporation, an Arizona corporation (the "Company"), of proxies for use at the 1999 Annual Meeting of Stockholders to be held on July 2, 1999, at 11:00 a.m., Mountain Standard Time. The Annual Meeting will be held at Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016.

     This Proxy Statement and the accompanying form of proxy are being first mailed to Stockholders on or about May 31, 1999. The Stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy). Any proxy which is not revoked will be voted at the Annual Meeting in accordance with the Stockholder's instructions. If a Stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the Annual Meeting.

     Proxies will be solicited from the Company's Stockholders by mail. The Company will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. It is possible that directors, officers and regular employees of the Company may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of the Company will receive no additional compensation for any such further solicitation.

     Only holders (the "Stockholders") of the Company's Common Stock, $0.01 par value (the "Common Stock"), at the close of business on May 14, 1999 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. As of March 31, 1999, there were 6,371,942 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposals One and Two. It is expected that shares held by officers and directors of the Company, which in the aggregate represent approximately 25.5% of the outstanding shares of Common Stock, will be voted in favor of each of Proposals One and Two. Votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals. Abstentions are included in the determination of the number of shares represented for a quorum. Abstentions will have the effect of a negative vote on a proposal. Broker non-votes are not counted for purposes of determining whether a quorum is present or whether a proposal has been approved. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Stockholders voting on the election of directors may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of directors to be elected at the meeting. As indicated in the proxy accompanying this Proxy Statement, discretionary power to cumulate votes is being solicited. In order to cumulate votes, at least one

Stockholder must announce, prior to the casting of votes for the election of directors, that he or she intends to cumulate votes. Proxies will be tabulated by the Company with the assistance of the Company's transfer agent. The Company will, in advance of the Annual Meeting, appoint one or more Inspectors of Election to count all votes and ballots at the Annual Meeting and make a written report thereof.

SECURITY OWNERSHIP OF CERTAIN PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information, as of March 31, 1999, with respect to the number of shares of the Company's Common Stock beneficially owned by individual directors and director nominees, by all directors and officers of the Company as a group and by persons known to the Company to own more than 5% of the Company's Common Stock. Unless otherwise indicated below, to the Company's knowledge, all persons below have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. This information is based upon the Company's records and the persons' filings with the Securities and Exchange Commission.

                                                                        Percent
    Name and Address of                                                    of
      Beneficial Owner                    Common Shares                 Total(1)
      ----------------                    -------------                 --------
JDMD Investments, L.L.C.(2)                1,621,206                     25.4%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Donald R. Diamond.                           450,000                      7.1%
2200 E. River Road, Suite 105
Tucson, Arizona 85718

Investments Four Corporation                 433,778                      6.8%
8630 E. Via de Ventura, Suite 220
Scottsdale, Arizona 85258

Gerald J. Colangelo(2)                       405,302                      6.4%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

David H. Eaton(2)                            405,302                      6.4%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Mel L. Shultz(2)                             405,302                      6.4%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Richard H. Dozer(3)                           53,334                        *
401 E. Jefferson Street
Phoenix, Arizona  85004

Dale M. Jensen(2)                            405,302                      6.4%
9800 E. Dynamite Rd., #229
Scottsdale, AZ 85255

Mitchell S. Vance(3)                          50,000                        *
26 Burning Tree Road
Newport Beach, CA  92660

All directors, director nominees           1,624,542                     25.5%
and officers as a group (7 persons)

----------
*    Less than 1%.

(1) Shares of Common Stock subject to options which are currently exercisable or exercisable within 60 days of March 31, 1999, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Percentage of ownership is based on 6,371,942 shares of Common Stock outstanding as of March 31, 1999.

(2) Messrs. Colangelo, Eaton, Jensen and Shultz each own a 25% interest in JDMD Investments, L.L.C. ("JDMD"). Messrs. Colangelo, Eaton, Jensen and Shultz share voting and investment power with respect to the shares held by JDMD. Accordingly, the number of shares reported for each of Messrs. Colangelo, Eaton, Jensen and Shultz represents 25% of the number of shares owned by JDMD.

(3) Includes options to acquire 50,000 shares of Common Stock currently exercisable or exercisable within 60 days of March 31, 1999.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

NOMINEES

     The Board of Directors currently consists of six members holding seats to serve as members until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, unless they earlier resign or are removed from office. The Company's Bylaws presently provide for a Board of Directors of not less than three (3) nor more than fifteen (15) in number, with the exact number to be fixed as provided in the Company's Bylaws.

     The Board of Directors proposes that Gerald J. Colangelo, David H. Eaton, Mel L. Shultz, Richard H. Dozer, Mitchell S. Vance and Dale M. Jensen be elected to serve as the members of the Board of Directors. All are currently serving as directors. A brief description of the business experience of each nominee is set forth below in the table under the heading "Directors and Executive Officers." UNLESS OTHERWISE INSTRUCTED, THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE FOR THE ELECTION OF SUCH NOMINEES. All of the nominees have consented to being named herein and have indicated their intention to serve if elected. If for any reason any nominee should become unable to serve as a director, the accompanying proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

VOTING REQUIREMENTS

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of the election of directors. Proxies solicited by the Board of Directors will be voted for approval of the election of directors. Stockholders are entitled to cumulate their votes with respect to the election of directors and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of directors to be elected. In order to cumulate votes, at least one Stockholder must announce, prior to the casting of votes for the election of directors, that he or she intends to cumulate votes. As is indicated in the proxy, discretionary power to cumulate votes is being solicited. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee.

For this purpose, a Stockholder voting through a proxy who abstains with respect to approval of the election of directors is considered to be present and entitled to vote on the approval of the election of directors at the meeting, and is in effect a negative vote, but a Stockholder (including a broker) who does not give authority to a proxy to vote on the election of directors shall not be considered present and entitled to vote on the election of directors.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL ONE.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the directors, director nominee and executive officers of the Company as of March 31, 1999.

Name                 Age      Position, Tenure and Experience
----                 ---      -------------------------------
David H. Eaton        63      Mr.  Eaton has served as Chairman of the Board of  Directors  of the Company  since  February  1988,  and as its Chief  Executive
                              Officer  since  June 1988.  Mr.  Eaton  serves as a Director  of
                              Stratford  American  Resource  Corporation  ("SARC"),  Stratford
                              American Energy  Corporation  ("SAEC"),  Stratford American Gold
                              Venture  Corporation  ("SAGVC") and  Stratford  American Oil and
                              Gas  Corporation  ("SAOGC"),  as a Director and Chief  Executive
                              Officer  of  Stratford   American  Car  Rental   Systems,   Inc.
                              ("SCRS"),  and as a  Director  and the  President  of  Stratford
                              American Properties Corporation ("SAPC").

Gerald J. Colangelo   59      Mr.  Colangelo  has been a Director of the  Company  since April
                              1989.  He is also a  Director  of  SCRS,  SAPC  and  SAGVC.  Mr.
                              Colangelo   currently  is  the  President  and  Chief  Executive
                              Officer  of  the  Phoenix  Suns  of  the   National   Basketball
                              Association,  and has been the General Manager of the Suns since their inception in 1968.  Additionally,  Mr. Colangelo currently
                              serves  as  the   managing   general   partner  of  the  Arizona
                              Diamondbacks,  a Major League Baseball franchise, and has served in that position since its inception in February 1994.

Richard H. Dozer      42      Mr.  Dozer has been a Director of the Company  since March 1998.
                              Mr.  Dozer  joined  the  Phoenix  Suns  Professional  Basketball franchise  in July 1987 as  Business  Manager,  was  promoted to
                              Vice  President and Chief  Operating  Officer in June 1989,  and
                              served in that  position  until  March  1995,  when he was named
                              President of the Arizona Diamondbacks, where he serves today.

Dale M. Jensen        49      Mr.  Jensen  has been a  Director  of the  Company  since  March
                              1998. Mr. Jensen was the  co-founder  and former  Executive Vice
                              President of Information  Technology,  Inc., a computer software provider  to  banks  and  savings  and  loan  associations.  Mr.
                              Jensen retired from that position when  Information  Technology,
                              Inc.  was  sold  in 1995  and has  been  managing  his  personal investments  since that time. Mr.  Jensen's  current  investment
                              holdings  include  ranch  and  farm  properties,   oil  and  gas
                              development and exploration, real estate development,  including world class golf courses,  hotels,  restaurants  and  convention centers,  High Five Entertainment and an interest in the Phoenix
                              Suns and the Arizona Diamondbacks.

Mel L. Shultz         48      Mr.  Shultz has been a Director and the President of the Company since May 1987.  Prior to 1987,  Mr.  Shultz was involved on his
                              own  behalf  in  real  estate   development   and  oil  and  gas
                              investment.  Mr.  Shultz is also a Director and the President of
                              SCRS, SARC, SAEC, SAGVC, and SAOGC, and a Director of SAPC.

Mitchell S. Vance     36      Mr. Vance is a nominee to become a director.  From February 1993 to March  1998,  Mr.  Vance was a Partner of  Pacific  Mezzanine
                              Investors,  a private  investment  firm based in Newport  Beach,
                              California,  which invests in private equity and debt securities primarily  for  leveraged  buyouts  and for  late-stage  venture investments,  and manages over $350 million of capital for eight institutional limited partners. From 1990 to 1993, Mr. Vance was a General Partner of Tessler,  Geisz and Vance, a New York based private  leveraged  buyout  firm.  Previously,  Mr. Vance was an associate  with the  leveraged  buyout firm of Levine,  Tessler,
                              Leichtman & Company in Beverly Hills,  California.  He began his career as an investment manager with First Westinghouse  Capital
                              Corporation in Pittsburgh,  Pennsylvania. Mr. Vance is currently or has been a board  member of Suiza Foods  Corporation,  Smarte
                              Carte, Inc. and U.S. Vantage Corp.

Timothy A. Laos       45      Mr. Laos has been the Vice President,  Chief Financial  Officer,
                              Treasurer and  Secretary of the Company  since March 1995.  From
                              1992  through  March  1995,  Mr.  Laos  served as the  corporate controller  for the  Haworth  Corporation,  a local real  estate developer.  Mr. Laos is also the Vice  President,  Treasurer and
                              Secretary of SCRS, SARC, SAEC,  SAGVC,  SAPC and SAOGC, and also serves as a Director  of SAPC.  Mr. Laos  devotes  approximately half of his time to the  activities  of the  Company  and  SCRS,
                              SARC, SAEC, SAGVC, SAPC and SAOGC.

BOARD MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1998, the Board of Directors met 2 times. During the fiscal year ended December 31, 1998, all incumbent directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors (held during the periods for which such persons were directors).

     The Board of Directors, as a whole, serves as the Audit Committee. In that capacity, the Board of Directors meets to review audit plans and activities, reviews the Company's system of internal financial controls, approves all significant fees for audit and non-audit services provided by the independent auditors, and recommends the annual selection of independent auditors.

     The Company does not have standing nominating or compensation committees of the Board of Directors, and the functions typically performed by those kinds of committees are performed by the full Board of Directors.

COMPENSATION OF DIRECTORS

     The Company generally does not compensate its directors for services as such, but reimburses them for reasonable expenses involved in attending meetings.

     On November 9, 1998, the Company awarded options to two of its directors, pursuant to the 1998 Stock Incentive Plan approved by the Stockholders at the Company's Annual Shareholder Meeting on July 8, 1998. Richard H. Dozer and Mitchell S. Vance were each granted the option to purchase 50,000 shares of the common stock of the Company at an exercise price of Fifty Cents ($0.50) per common share, the fair market value of the common stock on the date of grant. The options expire on November 9, 2001 and became vested in full as of the date of the grants. All directors are eligible for awards under the above described Stock Incentive Plan.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid to the Chief Executive Officer and the President of the Company (collectively, the "Named
Executive Officers") for services rendered in all capacities to the Company during the periods indicated. Compensation for each of the Company's other executive officers was less than $100,000 during such periods.

                           SUMMARY COMPENSATION TABLE

                                  Annual Compensation
                                  -------------------
   Name and Principal
        Position              Year Ended        Salary ($)
   ------------------         ----------        ----------

 David H. Eaton                  1998            $75,000
 Chief Executive Officer         1997            $75,000
                                 1996            $75,000

 Mel L. Shultz                   1998            $75,000
 President                       1997            $75,000
                                 1996            $75,000

----------
OPTION GRANTS

     The Company adopted its 1998 Stock Incentive Plan at its Annual Meeting on July 8, 1998, pursuant to the terms of which were summarized in connection with Proposal Two of its 1998 Proxy Statement. The Company did not grant any stock options to the Named Executive Officers during the fiscal year ended December 31, 1998. In addition, there are no unexercised options held by the Named Executive Officers as of December 31, 1998.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     The Company has no compensatory plans or arrangements that will result from the termination of employment of any executive officer or other employee or from a change of control of the Company or a change in any employee's responsibilities following a change in control.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to provide the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% stockholders were satisfied during the fiscal year ended December 31, 1998.

CERTAIN TRANSACTIONS

     All transactions between the Company and its officers, directors, principal shareholders or affiliates have been and will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties and have been and will be approved by a majority of the disinterested directors of the Company.

     PROMISSORY NOTE. In March 1990, the Company executed a convertible debenture note (the "Debenture") in the principal amount of $213,691 payable to David H. Eaton. The Debenture bore interest at the rate of 12% per annum. The Debenture was originally due and payable in full on April 15, 1991, but contained provisions which automatically extended the term for successive 30-day periods until Mr. Eaton demanded payment in full. Alternatively, Mr. Eaton was entitled to convert the Debenture to shares of the Company's common stock at the conversion price of 5/32 which was the closing price of the Company's common stock on the date the liability to Mr. Eaton arose. The Debenture was unanimously approved by the Board of Directors of the Company, with Mr. Eaton abstaining.

     In February 1998, the Company and Mr. Eaton agreed to convert the Debenture into a promissory note (the "Note") in the principal amount of $343,240. The Note terms included interest at the rate of 12% per annum and monthly payments of $6,000, which commenced on March 1, 1998. The Note also included an option by Mr. Eaton on February 1, 1999, or at any time thereafter, to demand payment in full of all principal and accrued interest due under the Note. The conversion of the Debenture for the Note and the terms of the Note were unanimously approved by the Board of Directors of the Company, with Mr. Eaton abstaining at that time.

     This obligation, including accrued interest, was paid in full on January 26, 1999.

                                  PROPOSAL TWO:

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's Board of Directors has selected, and is submitting to the Stockholders for ratification, the appointment of KPMG Peat Marwick LLP to serve as independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1999 and to perform other accounting services as may be requested by the Company. KPMG Peat Marwick LLP has acted as independent public accountants for the Company since its appointment effective February 14, 1996.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement if they desire to do so.

     Although it is not required to do so, the Board of Directors has submitted the selection of KPMG Peat Marwick LLP to the Stockholders for ratification.

VOTING REQUIREMENTS

     Each holder of Common Stock is entitled to one vote per share held.

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposal Two. Proxies solicited by the Board of Directors will be voted for approval of Proposal Two. Stockholders are not entitled to cumulate votes.

For this purpose, a Stockholder voting through a proxy who abstains with respect to approval of Proposal Two is considered to be present and entitled to vote on the approval of Proposal Two at the meeting, and is in effect a negative vote, but a Stockholder (including a broker) who does not give authority to a proxy to vote on the approval of Proposal Two shall not be considered present and entitled to vote on Proposal Two.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO.

                                 OTHER BUSINESS

     The Company's Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting of the Stockholders other than those described above. If other business requiring a vote of Stockholders is properly presented at the meeting, proxies will be voted in accordance with the judgment on such matters of the person or persons acting as proxy. If any matter not appropriate for action at the Annual Meeting should be presented, the holders of the proxies will vote against consideration thereof or action thereon.

                              STOCKHOLDER PROPOSALS

     The Company welcomes comments or suggestions from its Stockholders. If a Stockholder desires to have a proposal formally considered at the 2000 Annual Meeting of Stockholders, and evaluated by the Board for possible inclusion in the Proxy Statement for that meeting, the proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act) must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before January 30, 2000.

     If a Stockholder desires to present a proposal at the 2000 Annual Meeting of Stockholders without seeking to have it included in the Proxy Statement for that meeting, the proposal must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before April 16, 2000.

                                  ANNUAL REPORT

     The Company's Annual Report to Stockholders, with audited financial statements, accompanies this Proxy Statement and was mailed this date to all Stockholders of record as of the Record Date. The Company will furnish to any Stockholder submitting a request, without charge, a copy of the Company's Annual Report on Form 10-KSB. Any exhibit to the Annual Report on Form 10-KSB will be furnished to any Stockholder of the Company. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.


                                             By Order of the Board of Directors,

                                             /s/ Timothy A. Laos
                                             -----------------------------------
                                             Timothy A. Laos, Secretary

Phoenix, Arizona
May 31, 1999

STRATFORD AMERICAN CORPORATION PROXY
2400 EAST ARIZONA BILTMORE CIRCLE, BUILDING 2, SUITE 1270
PHOENIX, ARIZONA 85016
--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The  undersigned  appoints  David H.  Eaton,  Mel L.  Shultz  and Gerald J.
Colangelo, and each of them, as proxies, each with the power of substitution, and authorizes them to represent and vote, as designated on the reverse side hereof, all shares of Common Stock of Stratford American Corporation held by the undersigned on May 14, 1999, at the Annual Meeting of Shareholders to be held on July 2, 1999, and at any adjournment or postponement of the meeting. In their discretion, the proxies are authorized to vote such shares upon such other business as may properly come before the Annual Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED PROPOSALS.

                               (Continued and to be SIGNED on the reverse side.)




Please mark boxes X in blue or black ink. This Board of Directors recommends a vote FOR the proposals listed below. More detailed information concerning each of the proposals is provided in the Proxy Statement of Stratford American Corporation, dated May 31, 1999.

1. Election of Gerald J. Colangelo, David H. Eaton, Mel L. Shultz, Richard H. Dozer, Mitchell S. Vance and Dale M. Jensen as members of the Board of Directors.
                 [ ] FOR ALL   [ ] AGAINST ALL   [ ] FOR ALL EXCEPT*


                      -----------------------------------
                               *Nominee Exception

2. Ratification of the appointment of KPMG Peat Marwick, LLP as the Company's independent accountants for the fiscal year ended December 31, 1999.

                 [ ] FOR    [ ] AGAINST    [ ] FOR ALL EXCEPT*

                                        Please sign  exactly as name  appears at
                                        left.  When  shares  are  held by  joint
                                        tenants,  both should sign. When signing
                                        as an attorney, executor, administrator,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by president
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.

                                        Date ____________________________ , 1999

                                        Signature ______________________________

                                        Signature if held jointly ______________

(Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.)